UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2008

BONDS.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway, Suite 212
Boca Raton, FL 33432
(Address of principal executive offices) (Zip Code)

(561) 953-4353
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

On October 7, 2009, Bonds.com Group, Inc. (the “Company”) issued, via press release, an open letter to stockholders from its Chief Executive Officer, which included certain monthly financial data from January 1, 2008 through September 30, 2008.  Additionally, on January 30, 2009, the Company issued a press release including certain monthly financial data from January 1, 2008 through December 31, 2008 and for the full fiscal year ended December 31, 2008.  A copy of these press releases, which include supplemental notes added at the time of the filing of this Current Report, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated October 7, 2008

99.2	Press release dated January 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2009

BONDS.COM GROUP, INC.

By:	/s/ John J. Barry IV
Name: John J. Barry IV
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 7, 2008

99.2	Press release dated January 30, 2009